PRESS RELEASE

                            ADVANCE FINACIAL BANCORP
                     ANNOUNCES FOURTH QUARTER 2003 EARNINGS


                                                           FOR IMMEDIATE RELEASE
                                                  Contact: Stephen M. Gagliardi,
                                                               President and CEO
                                                          Telephone 304-737-3531

Wellsburg,  WV (July  24,  2003 - Advance  Financial  Bancorp  (Nasdaq  SmallCap
Market: AFBC) the parent holding company of Advance Financial Savings Bank, today announced earnings for the fourth quarter ended June 30, 2003. Income for the three-month period ended June 30, 2003 increased to $626,000 or $ .70 diluted earnings per share compared to $516,000 or $ .58 diluted earnings per share, for the comparable 2002 period. For the year ended June 30, 2003, the company reported income of $1,884,000 or $ 2.11 diluted earnings per share, compared to $1,873,000 or $1.89 diluted earnings per share, for the comparable 2002 fiscal year end.

Total assets increased $107 million to $322 million at June 30, 2003 from $214 million at June 30, 2002. The increase in assets is due primarily to the February 7, 2003 completion of the Deposit Assumption and Branch Purchase of Steubenville, Ohio branch offices of The Second National Bank of Warren. The completion of the transaction increased total assets by $89 million.

President and Chief Executive Officer, Stephen M. Gagliardi stated, "We are pleased to announce a solid performance in a challenging environment. Earnings this quarter were led by strong loan growth throughout all of our markets. In June, Advance Financial Bancorp's Board of Directors increased the quarterly cash dividend by 25% over the same period last year. This quarter's dividend increase illustrates the importance we place on building shareholder value."

Advance Financial Savings Bank operates seven community-banking facilities that provide retail and commercial banking services primarily to individual customers and small businesses in the counties of Brooke, Ohio and Hancock, West Virginia and in the counties Jefferson and Belmont, Ohio.

                            ADVANCE FINANCIAL BANCORP
                               FINANCIAL HIGHLIGHT
                                   (UNAUDITED)
                                  JUNE 30, 2003

--------------------------------------------------------------------------------------------------
                                        INCOME STATEMENT
--------------------------------------------------------------------------------------------------

                                        ----------------------------------------------------------
                                                           YEAR ENDED          THREE MONTHS ENDED
                                                             JUNE 30               JUNE 30
                                                        2003         2002        2003        2002
                                        ----------------------------------------------------------
                                                    (Dollars in thousands)  (Dollars in thousands)
 -------------------------------------------------------------------------------------------------
 Total interest income                                15,097       13,623       4,226       3,464
 -------------------------------------------------------------------------------------------------
 Total interest expense                                7,259        7,161       1,950       1,728
 -------------------------------------------------------------------------------------------------
 Net interest income                                   7,838        6,462       2,276       1,736
 -------------------------------------------------------------------------------------------------
 Provision for loan losses                               399          245         123          41
 -------------------------------------------------------------------------------------------------
 Net interest income after
   provision for loan losses                           7,439        6,217       2,153       1,695
 -------------------------------------------------------------------------------------------------
 Total noninterest income                              1,550        1,267         468         317
 -------------------------------------------------------------------------------------------------
 Total noninterest expense                             6,096        4,979       1,687       1,269
 -------------------------------------------------------------------------------------------------
 Income before income taxes                            2,893        2,505         934         743
 -------------------------------------------------------------------------------------------------
 Income taxes                                          1,009          833         308         227
 -------------------------------------------------------------------------------------------------
 Income before extraordinary item                      1,884        1,672         626         516
 -------------------------------------------------------------------------------------------------
 Extraordinary item                                        -          201           -           -
 -------------------------------------------------------------------------------------------------
 Net Income                                            1,884        1,873         626         516
 -------------------------------------------------------------------------------------------------


 EARNINGS PER SHARE - INCOME BEFORE EXTRAORDINARY ITEM

 Basic Earnings Per Share                               2.11         1.89         .70         .58
 -------------------------------------------------------------------------------------------------
 Diluted Earning per share                              2.11         1.89         .70         .58
 -------------------------------------------------------------------------------------------------
 Cash dividend declared                                  .48          .46         .12         .12
 -------------------------------------------------------------------------------------------------

 EARNINGS PER SHARE - NET INCOME

 Basic Earnings Per Share                               2.11         2.12         .70         .58
 -------------------------------------------------------------------------------------------------
 Diluted Earning per share                              2.11         2.12         .70         .58
 -------------------------------------------------------------------------------------------------
 Cash dividend declared                                  .48          .46         .12         .12
 -------------------------------------------------------------------------------------------------

                            ADVANCE FINANCIAL BANCORP
                               FINANCIAL HIGHLIGHT
                                   (UNAUDITED)
                                  JUNE 30, 2003


--------------------------------------------------------------------------------
                                 BALANCE SHEET
--------------------------------------------------------------------------------

                                        JUNE 30            JUNE 30
                                          2003              2002
                                       ---------          ---------

Investment Securities                    55,783             23,245
-------------------------------------------------------------------
Loans                                   232,136            172,146
-------------------------------------------------------------------
Alowance for loan losses                  1,096                969
-------------------------------------------------------------------
Total Assets                            321,901            214,305
-------------------------------------------------------------------
Deposits                                272,829            175,059
-------------------------------------------------------------------
Shareholder Equity                       20,088             18,224
-------------------------------------------------------------------



--------------------------------------------------------------------------------
                                     RATIOS
--------------------------------------------------------------------------------

                                     -------------------------------------------
                                            YEAR ENDED        THREE MONTHS ENDED
                                             JUNE 30               JUNE 30
                                         2003        2002      2003       2002
--------------------------------------------------------------------------------

Return on Average Assets                 0.72%       0.86%     0.78%      0.98%
--------------------------------------------------------------------------------
Return on Average Equity                 9.86%       9.69%    12.72%     11.55%
--------------------------------------------------------------------------------
Net Interest Margin                      3.14%       3.45%     2.98%      3.44%
--------------------------------------------------------------------------------
Nonperforming loans to total loans       1.25%       1.17%        -          -
--------------------------------------------------------------------------------